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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2004
                                                        -------------------

                         FIRST WASHINGTON FINANCIALCORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                 000-32949                   52-2150671
-----------------------------       ------------              -----------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)              Identification No

      US ROUTE 130 & MAIN STREET
         WINDSOR, NEW JERSEY                                       08561
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(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------


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Item 2.02.  Results of Operations and Financial Condition.

         The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

         On October 29, 2004, the Registrant issued a press release announcing its financial results for the nine month period ended September 30, 2004. A copy of the October 29, 2004 press release is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit Number      Description
         --------------      -----------
             99.1            Press Release dated October 29, 2004 regarding
                             financial results for the nine months ended
                             September 30, 2004.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FIRST WASHINGTON FINANCIALCORP.
                                              -------------------------------
                                              (Registrant)


Dated: November 1, 2004                        By: /s/ C. HERBERT SCHNEIDER
                                                  ----------------------------
                                                       C. HERBERT SCHNEIDER
                                                       President and Chief
                                                       Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                     Page No.
-----------       -----------                                     -------
99.1              Press Release released October 29, 2004           5-7
                  announcing the Registrant's results
                  for the nine months ended
                  September 30, 2004.